Supplement dated February 4, 2011
To
Selected Special Shares, Inc.
Prospectus
dated May 1, 2010
Effective May 1, 2011, Selected Special Shares will modify its investment strategy to invest primarily in a diversified portfolio of common stocks issued by companies outside the U.S., including countries with developed or emerging markets. The fund will continue to invest in large, medium, and small companies without regard to market capitalization. Selected Special Shares will be renamed Selected International Fund (“Fund”).
The Fund will continue to be managed using the Davis Investment Discipline which employs extensive research to try to identify businesses that possess characteristics which we believe foster the creation of long-term value and to invest in such businesses when they are trading at discounts to their intrinsic worth. Our goal is to invest in companies for the long term.